UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 26, 2007
HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49616	88-0488686

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11588 Sorrento Valley Road, Suite 17, San Diego, California	92121

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 794-8889
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 1.01 Entry into a Material Definitive Agreement.
     On July 26, 2007, Halozyme Therapeutics, Inc. (“Halozyme”), through its subsidiary Halozyme, Inc., entered into a Standard Industrial Net Lease (the “11388 Lease”) with BC Sorrento, LLC (“BC Sorrento”), for office and research facilities in San Diego, California. Halozyme will lease approximately 27,575 square feet of space located at 11388 Sorrento Valley Road, San Diego, California. Halozyme will receive a tenant improvement allowance of $275,750 under the 11388 Lease.
     In connection with the execution of the 11388 Lease, the following sublease agreements became effective, as disclosed in the Form 8-K filed with the Securities and Exchange Commission on July 9, 2007: (i) Sublease Agreement with Avanir Pharmaceuticals (the “11404 Sublease”) and (ii) Sublease Agreement with Avanir Pharmaceuticals (the “11388 Sublease” and collectively with the 11388 Lease and the 11404 Sublease, the “Leases”). The 11388 Lease will commence in September 2008 in conjunction with the expiration of the 11388 Sublease.
     Halozyme will pay base rent to BC Sorrento under the 11388 Lease beginning in September 2008, as follows:

Period	Monthly Base Rent
September 1, 2008 — August 31, 2009	$73,075
September 1, 2009 — August 31, 2010	$75,005
September 1, 2010 — August 31, 2011	$78,038
September 1, 2011 — August 31, 2012	$81,071
September 1, 2012 — January 14, 2013	$84,380
     Connie Matsui, a director of Halozyme, and her husband have a controlling ownership interest in an entity that holds a minority ownership position in BC Sorrento. In addition, this entity currently serves as the managing member of BC Sorrento. The transaction with BC Sorrento was reviewed and approved by Halozyme’s Board of Directors in accordance with Halozyme’s related party transaction policy.
     The preceding description of the 11388 Lease is a summary of the material terms of that agreement and does not purport to be complete, and is qualified in its entirety by the copy of such agreement which is attached as an exhibit to this Form 8-K. In addition, copies of the 11404 Sublease and the 11388 Subleases previously described in the Form 8-K filed on July 9, 2007 are also attached as exhibits to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Sublease Agreement (11404 Sorrento Valley Road), effective as of July 2, 2007.
99.2	Sublease Agreement (11388 Sorrento Valley Road), effective as of July 2, 2007.
99.3	Standard Industrial Net Lease (11388 Sorrento Valley Road), effective as of July 26, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halozyme Therapeutics, Inc.
July 31, 2007	By:	/s/ David A. Ramsay
David A. Ramsay
Secretary and Chief Financial Officer